UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report

January 31, 2007

(Date of earliest event reported)

St. Joseph Capital Corporation

(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-50219

35-1977746

(Commission File Number)

           (I.R.S. Employer Identification Number)

3820 Edison Lakes Parkway, Mishawaka, Indiana

46545

              (Address of principal executive offices)

(Zip Code)

(800) 890-2798

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange

Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange

Act (17 CFR 240.13e-4(c))

Item 2.01.  Completion of Acquisition or Disposition of Assets.

On January 31, 2007, St. Joseph Capital Corporation (“St. Joseph”) and Old National Bancorp (“Old National”) closed the previously announced merger of St. Joseph and SMS Subsidiary, Inc. (“SMS Subsidiary”), a wholly owned subsidiary of Old National Bancorp (“Old National”).  Pursuant to the Agreement and Plan of Reorganization, dated as of October 21, 2006 (the “Merger Agreement”), between St. Joseph, Old National and SMS Subsidiary, the merger was effective at 12:01 a.m. (EST) on Thursday, February 1, 2007.

Pursuant to the terms of the Merger Agreement, each issued and outstanding share of common stock of St. Joseph was converted into the right to receive $40.00 in cash.  The terms of the merger are contained in the Merger Agreement, which was filed with the Securities and Exchange Commission in St. Joseph’s Form 8-K dated October 21, 2006.

A press release announcing the closing of the transaction is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01.  Other Events

On February 1, 2007, St. Joseph and Old National issued a joint press release announcing the closing of the acquisition of St. Joseph by Old National.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits

(d)

Exhibits.

99.1    Press Release dated February 1, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ST. JOSEPH CAPITAL CORPORATION

Dated:  February 1, 2007

By:

/s/ Mark E. Secor

Mark E. Secor

Executive Vice President & Chief

Financial Officer

EXHIBIT 99.1

OLD NATIONAL BANCORP                               ST. JOSEPH CAPITAL CORPORATION

P.O. Box 718 · Evansville, IN   47705

NYSE Symbol: ONB

NEWS RELEASE

SUBJECT:                                                                   Old National Bancorp Acquires St. Joseph Capital Corporation

DATE:

February 1, 2007

For Further Information Call:

Kathy Schoettlin: (812) 465-7269

ONB Public Relations

Bev Wolter: (574) 273-9700

SJCC Public Relations

EVANSVILLE, Ind. (February 1, 2007):  Old National Bancorp (NYSE: ONB) announced today that it has completed its acquisition of St. Joseph Capital Corporation of Mishawaka, Indiana.

With almost $500 million in assets, St. Joseph Capital Corporation was the Northern Indiana based holding company for 10-year-old St. Joseph Capital Bank.

With $8.1 billion in assets, Old National Bancorp is the largest financial services holding company headquartered in Indiana and ranks among the top 100 banking companies in the United States. Since its founding in Evansville in 1834, Old National has focused on community banking by building long-term, highly valued relationships with clients in its primary footprint of Indiana, Illinois and Kentucky.  Focused on exceeding client expectations, the Old National team of financial professionals provides a broad range of services including retail and commercial banking, wealth management, insurance, and brokerage. For more information and financial trend data, please visit the company's website at www.oldnational.com.

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